Star Equity currently has three divisions: April 2023 A Diversified Holding Company with a Private Equity Strategy • Diversified holding company with three Divisions • Operating Divisions are led by local management with corporate HQ functioning like a private equity firm and managing Investments Division • Future acquisitions could be either bolt-ons for existing divisions or entries into new business sectors Common Stock (Nasdaq: STRR): Stock Price 1: $0.93 15.1 million shares outstanding 2 Series A Preferred Stock (Nasdaq: STRRP): Stock Price 1: $8.66 1.92 million shares outstanding 2 10% annual cash dividend Across the USA Maine/New England Minneapolis-area KBS EBGL Designs, manufactures, and sells proprietary mobile imaging cameras for hospitals and physicians Services existing installed base Offers mobile imaging services to medical providers in their facilities Designs and manufactures modular housing units Commercial and residential projects Designs and manufactures wall panels and engineered wood products Distributes building materials and operates a professional lumber yard and showroom Commercial and residential projects Real Estate Investments Owns, manages, and finances operating company real estate assets Strategic investments in potential acquisition targets or JVs Star Equity Fund, an investment vehicle, seeks to unlock shareholder value, increase returns, and improve corporate governance at its portfolio companies Diagnostic Imaging Diagnostic Services Across the USA Financial Highlights (1) During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health Technologies, Inc. (“DMS Health”), a portion of our healthcare business which operated as the Company’s Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for all reporting periods ending December 31, 2021 and 2020. The results presented here relate to continuing operations, which encompass Healthcare, Construction, Investments, and discontinued operations, which consists of Mobile Healthcare. Mobile Healthcare’s assets and liabilities were reported as “Assets held for sale” and “Liabilities held for sale” on the balance sheet as of December 31, 2020. Cash and cash equivalents includes restricted cash. Investment Highlights (1) 03/31/23 closing price. (2) As of 03/7/23. (FY 2022 vs. FY 2021) (1) $112.2M Revenue +5.2% $25.9M Gross Profit +69.8% $6.0M Adjusted EBITDA $9.4M increase

Star Equity Holdings Rick Coleman, CEO admin@starequity.com Contacts Construction Future Acquisition 1 Healthcare CURRENT OPERATING BUSINESSES Investments (future acquisitions to create new business divisions) • Capital Allocation • Strategic Leadership & Oversight • Mentor Operating Management Teams • Restructurings & Turnarounds • Mergers, Acquisitions, & Dispositions • Bank Relationships • Capital Markets • Investor Relations • Financial Reporting, FP&A • Compliance & Legal • Investments Division Management OPERATING Managers • Manage Operating Businesses • Develop Organic Growth Opportunities • Pursue Bolt-on Acquisitions (bolt-on acquisitions to expand existing divisions) FUTURE OPERATING BUSINESSES Corp-Level Management Targets: public or private companies • Bolt-ons for existing platform businesses or creation of new divisions • Market cap of $5-50M and more valuable inside our holding company structure • Existing assets, earnings, and cash flows (no start-ups or venture capital- type situations) • High SG&A and public company costs as a percentage of revenue that can be significantly reduced as part of Star Equity • Opportunities for improved operating and financial performance inside of Star Equity • Businesses with growth potential and strong operating management teams Acquisition Synergies: • Operating management teams freed up to maximize operations and pursue growth opportunities • Sharing certain corporate functions will reduce corporate overhead costs • Lower cost of capital • Better access to capital • Better capital allocation Acquisition Strategy Strategic Investments In Potential Acquisition Targets or JVs Future Acquisition 2 • Star Equity Fund, LP, an investment fund managed by Star Equity Holdings, Inc. • Seeks to unlock shareholder value and improve corporate governance at its portfolio companies which can be: o Potential acquisition targets for Star Equity Holdings o Activist investments; pushing for change to create value o Undervalued equity portfolio investments with attractive attributes • Potential acquisition targets typically underperforming businesses that could be acquired to: o Become accretive bolt-ons and/or new verticals for Star Equity o Improve operating and financial performance o Eliminate duplicate public company and corporate overhead costs o Sell non-core assets Future Acquisition 3 Similar to Private Equity with Key Distinctions Investment partners —Star Equity shareholders — do not pay any fees and may have instant liquidity Long-term relationship/ partnership mentality rather than short-term transactional Willing and able to pursue both private and public acquisition targets, sometimes through activism Open-ended investment time horizon allows for flexible holding periods Looking for accretive bolt- ons and/or new verticals Flexible deal structuring: able to use mix of cash, debt, common, preferred Differentiated Corporate Strategy and Structure Investor Relations Lena Cati, The Equity Group Inc. 212-836-9611 / lcati@equityny.com Current Acquisition Targets • Has accumulated significant positions in select undervalued microcap stocks that need change Portfolio Value Real Estate $6.2 Million (1) Equity Securities $3.5 Million (2) Notes Receivable $1.5 Million (2) Total $11.2 Million (1) Based on 2019 third-party appraisals. (2) As of 12/31/2022.